RISK PARTICIPATION OF ERC CLAIM AGREEMENT
Dated as of February 17, 2023
Parties. Identification of the “Parties” (each a “Party”):

Seller(s):
Warehouse Goods LLC (“Warehouse”) with an address at 1095 Broken Sound Pkwy, Suite 100, Boca Raton, FL 33487, and Kim INTERNATIONAL LLC (formerly Kim International Corporation) (“Kim”) with an address at 2312 Park Avenue, #607, Tustin, CA 92782 (Warehouse and Kim, each a “Seller” and together, “Sellers”).
Buyer: _____________________(the “Buyer”) with an address _____________________________________________________________________________________.
1.On the Effective Date (as such term is defined below), pursuant to this Risk Participation of ERC Claim Agreement (this “Agreement”), each Seller, for good and valuable consideration, the sufficiency of which is hereby acknowledged, and for the Purchase Price (the “Purchase Price”) set forth on Exhibit A hereto, does hereby irrevocably sell, transfer, grant and convey to Buyer, and Buyer does hereby irrevocably purchase and acquire from each Seller, all of each Seller’s rights, title and interest in the Transferred Interests (as such term is defined below).
(a)    Risk Participation; Transferred Interests. For purposes of this Agreement, the “Transferred Interests” means all of each Seller’s rights to receive any and all payments, proceeds or distributions of any kind (without set-off, deduction or withholding of any kind) from the United States Internal Revenue Service (the “IRS”) in respect of the employee retention credits duly and timely claimed by each Seller on account of qualified wages paid by each Seller and identified as a “Claim for Refund” under Form 941-X Adjusted Employer’s Quarterly Federal Tax Return or Claim for Refund for the first (1st), second (2nd), and third (3rd) quarters of 2021, dated December 8, 2022 and filed with the IRS on or about December 16, 2022 (a true and complete copy of which is attached as Exhibit B hereto) (the “Tax Refund Claim”) in the aggregate amount of ___________ (the “Claim Amount”) as set forth in line item 27 of Part 3 thereof. Notwithstanding anything to the contrary contained herein, (i) the relationship between each Seller and Buyer under this Agreement with respect to the Transferred Interests is that of seller and purchaser, with each Seller having irrevocably transferred to Buyer the right to receive from each Seller 100% of the monies or property received by each Seller with respect to the Tax Refund Claim in exchange for the Purchase Price, and (ii) this Agreement shall not constitute an assignment or transfer or agreement to assign or transfer all or any part of each Seller’s legal title in and to the Tax Refund Claim. It is the express intent of the Parties that sale of the Transferred Interests by each Seller to Buyer hereunder be, and shall be treated for all purposes as, a true sale by each Seller of the Transferred Interests. Buyer shall not be subrogated to or substituted in respect of each Seller’s claims by virtue of any payment under this Agreement, and Buyer shall have no direct contractual relationship with the IRS by reason of this Agreement. Buyer does not assume and shall not be responsible for any obligations, liabilities or expenses of any Seller related to or in connection with the Tax Refund Claim or any of each Seller’s obligations, liabilities, or expenses (including any which may arise pursuant to an audit or otherwise) owing to the IRS or any authority or instrumentality of the United States. For the avoidance of doubt,

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in the event that the IRS audits any Seller’s Claim for Refund and in connection therewith or for any reason, subsequently seeks the return or disgorgement (via offset or otherwise), of all or any portion of any refund amount paid to any Seller on account of its Tax Refund Claim, each Seller shall have no claim against Buyer for any such amount (even if Buyer collected such funds from the IRS).
(b)    Distributions. For purposes of this Agreement, “Distribution” means any payment or other distribution of cash (including interest or proceeds) by check or by credit received by any Seller from the IRS in respect of the Transferred Interests, whether prior to or after the Effective Date.
2.Effective Date; Purchase Price. Upon the execution and delivery of this Agreement by both Parties and each Seller’s delivery to Buyer of ______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________Buyer shall, within one (1) business day of receipt the Sale Documents, pay to each Seller the Purchase Price by wire transfer of immediately available funds (without setoff, deduction or withholding of any kind) in U.S. dollars into each Seller’s account pursuant to the wire instructions set forth on Exhibit A. The date Buyer remits payment of the Purchase Price to each Seller (less the amount of any holdbacks, if any, as set forth in this Agreement) shall be the “Effective Date”. Notwithstanding the foregoing, each Seller has advised Buyer of the existence of certain liens and/or outstanding balances in favor of certain lenders and/or taxing authorities, including but not limited to the IRS, which may be secured by the Tax Refund Claim. Without limiting the effectiveness of the sale, transfer, grant or conveyance of the interest in the Tax Refund Claim to Buyer provided for in this Agreement, Buyer shall not be required to pay one hundred twenty percent (120%) of the balances currently known to be owed by each Seller to the IRS. Buyer shall pay such amount to Seller not later than five (5) business days of Buyer’s receipt of proof satisfactory to Buyer in its reasonable determination that all balances owed by each Seller with the IRS have been satisfied, which proof each Seller shall use its best efforts to obtain promptly following the Effective Date. Notwithstanding the foregoing, each Seller authorizes Buyer to pay, at its option, any amounts necessary directly to the IRS to resolve any outstanding balances.
3.Seller Representations and Warranties. Each Seller hereby represents and warrants that as of the date hereof and as of Effective Date: (i) the execution and delivery of this Agreement by each Seller and, as applicable, Guarantor (as defined below) has been duly authorized by all necessary corporate action on the part of each Seller; (ii) this Agreement constitutes valid and binding obligations of each Seller and Guarantor in accordance with its terms; (iii) the execution and delivery of this Agreement by each Seller and Guarantor and the performance by each Seller or Guarantor of their obligations under this Agreement, shall not result in a breach or violation of any law, regulation, other obligation or contract to which each Seller or Guarantor is party or otherwise bound; (iv) each Seller has a right to receive all Distributions in the amount of the Claim Amount, and each Seller is the owner of a 100% interest in the Tax Refund Claim free and clear of any liens, claims, pledges, security interests or any other encumbrance of any kind; (v) the Tax Refund Claim has been duly executed and timely and properly filed with the IRS in the aggregate amount of the Claim Amount, a true and complete copy of the Tax Refund Claim is attached as Exhibit B to this Agreement, and the Tax Refund Claim has not been revoked, withdrawn, or otherwise retracted or modified in any respect, no right thereunder has been waived and all statements in such Tax Refund Claim are true and correct as of the date hereof; (vi) each Seller has delivered to Buyer true and correct copies of all documents and records supporting the Tax Refund Claim and Claim Amount; (vii) _________________________________________________________________________________

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___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________(viii) each Seller is not insolvent, is not the subject of any voluntary or involuntary petition under the United States Bankruptcy Code or any other bankruptcy, insolvency, receivership or similar law, and has not admitted its inability to, or failed to, pay its debts generally as they become due; (ix) the Transferred Interests are not and will not be subject to any Impairment (as defined below); (x) each Seller has timely filed all of its federal and state tax returns (including for income taxes and all other taxes), such tax returns are complete and accurate, and all federal and state taxes due and owing by each Seller have been paid; (xi) each Seller has not filed, and will not file, any request, through IRS Form 941 or otherwise, for setoff of future tax liabilities against its Tax Refund Claim; (xii) the Claim Amount is not less than ___________and no payment or other distribution has been received, or to each Seller’s knowledge, will be imminently received by or on behalf of any Seller in full or partial satisfaction thereof as of the Agreement Date; (xiii) each Seller is capable of evaluating the merits, risks and suitability of selling the Transferred Interests, and except for the express representations, warranties and acknowledgements of Buyer in this Agreement, each Seller is relying exclusively on its own sources of information and analysis with respect to the sale of the Transferred Interests, and (xiv) Buyer has not participated in any respect in the preparation, calculation or filing of either Seller’s Tax Credit Claim, and that each Seller has independently and without reliance on Buyer, and based on the advice of its own retained professionals or consultants, prepared and filed its Tax Credit Claim with the IRS.
4.Buyer’s Representations and Warranties. Buyer represents and warrants, that as of the date hereof and as of the Effective Date: (i) the execution and delivery of this Agreement by Buyer has been duly authorized by all necessary corporate action on the part of Buyer; (ii) this Agreement constitutes, assuming the due execution and delivery by each Seller, valid and binding obligations of Buyer in accordance with their terms; (iii) the execution and delivery of this Agreement by Buyer and the performance by Buyer of its obligations under this Agreement, shall not result in a breach or violation of any law, regulation, other obligation or contract to which Buyer is party or otherwise bound; and (iv) Buyer is a sophisticated institutional investor and has such knowledge and experience in financial and business matters and expertise in assessing the purchase of the Transferred Interests, is capable of evaluating the merits, risks and suitability of purchasing the Transferred Interests, and except for the express representations, warranties and acknowledgements of each Seller in this Agreement, is relying exclusively on its own sources of information and investment analysis with respect to the purchase of the Transferred Interests.
5.Additional Agreements. Buyer and each Seller acknowledges and agrees that (a) each Seller’s sale of the Transferred Interests to Buyer, and Buyer’s purchase of the Transferred Interests from each Seller, are irrevocable and without representation or warranty, whether expressed or implied, of any kind or character by Buyer or any Seller, except as expressly provided in this Agreement, (b) each Seller shall have no recourse to Buyer, and Buyer shall have no recourse to any Seller, except for breaches of the other party’s representations, warranties, or covenants, and as set

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forth in Section 7, recourse to the Collateral (defined below), in each case as expressly stated in this Agreement, (c) Buyer and each Seller make only the representations and warranties set forth in the this Agreement, and (d) Buyer and each Seller agree that Buyer has the right, but not the obligation file any Form 941-X attached hereto as Exhibit B with the IRS if Buyer determines, in its sole discretion, that the 941-X was not received by the IRS or that resubmission of the 941-X to the IRS will further assist the IRS with processing the Tax Refund Claim.
6.Distributions/Guaranteed Obligations of Seller.
(a)Upon any Seller’s or any other person’s or entity’s receipt at any time of any Distribution, each such Seller shall (i)(A) accept and hold such Distribution, or cause to be accepted and held, in trust for the sole benefit of Buyer, (B) not commingle the Distribution with its own funds, or cause it to not be commingled with such other person’s or entity’s own funds, (C) have no equitable or beneficial interest in such Distribution other than bare legal title, and (D) such Distribution shall for all purposes constitute property of Buyer and (ii) deliver such Distribution (free of any withholding, setoff, recoupment, or deduction of any kind) to Buyer promptly but in no event later than three (3) business days after the date on which such Seller receives such Distribution. Without limiting each such Seller’s foregoing obligations set forth in (i) or (ii), if any such Seller fails to pay any Distribution to Buyer in accordance with the time period set forth herein, then such Seller shall pay interest on the amount of the Distribution received by such Seller at the rate of ten percent (10%) per annum for the period from (and including) the day on which such payment is received by such Seller to (but excluding) the day such payment is actually paid to Buyer.
(b)The undersigned “Guarantor” shall be jointly and severally liable as a guarantor of payment (and not of collection) of each Seller’s obligations to (i) deliver, or cause the delivery of any Distribution received by Seller or any other person or entity to Buyer (or its successors and assigns) in accordance with the obligations set forth in Section 6(a); and (ii) use commercially reasonable efforts to promptly cause the liens and/or balances described in Section 2 of this Agreement to be released and discharged. For the avoidance of doubt: (A) in the event that any Seller or any other person or entity receives a Distribution and fails to deliver (or cause the delivery of) such Distribution to Buyer (or its successors and assigns) on or before the third (3rd) business day after receipt thereof, then Buyer shall be entitled to collect the amount of such Distribution, plus interest at the rate of ten percent (10%) per annum, directly from such Seller, Guarantor, and/or any other person or entity that has received a Distribution; and (B) if any Seller receives a Distribution prior to the Effective Date, such Distribution shall, at Buyer’s option, be paid over to Buyer on the Effective Date or credited against the Purchase Price. By executing this Agreement in the space provided below, Guarantor acknowledges and agrees that its obligations hereunder: (i) are a guaranty of payment (and not only of collection) of any Distribution received by or for the benefit of any Seller prior to, on or after the date hereof, or any Distribution that Buyer does not receive as a result of the existence of any liens; (ii) that Guarantor is liable as a primary obligor for the turnover of any such Distribution or the amount thereof to Buyer, (iii) shall only be deemed discharged after the indefeasible delivery of any such Distribution to Buyer, with interest (if applicable), (iv) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (I) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (II) Buyer’s enforcement of remedies under this Agreement and (d) shall survive the foregoing exercise by Buyer of such enforcement of remedies irrespective of any settlement among any Seller and Buyer for an amount less than the amount of any Distribution that was not turned over to Buyer in accordance with this Section 6. Guarantor further acknowledges that it is the owner of each Seller and will receive a direct or indirect benefit from Buyer’s acquisition of the Transferred Interests from each Seller.

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7.Put Back Right. With respect to each Seller, in the event any of such Seller’s representations and warranties set forth in Section 3 hereof are untrue, including, without limitation, any representations with respect to the Transferred Interests, the Tax Refund Claim, the Claim Amount, or the filing of tax returns and payment of taxes by such Seller, including without limitation as a result of all or any part of the Transferred Interests having been: (a) objected to by the IRS or otherwise asserted by the IRS to be, unenforceable or invalid, (b) impaired by the commencement by the IRS of any action or proceeding including, but not limited to any proceeding which seeks to reduce all or part of the Claim Amount, or (c) offset or setoff against unpaid taxes of such Seller, disallowed, reduced, subordinated or otherwise impaired by action of the IRS, in whole or in part for any reason whatsoever (any such event, an “Impairment”), Buyer shall have the right to put all or a portion of the Transferred Interests back to such Seller, whereupon such Seller shall be obligated to pay Buyer a repurchase price within ten (10) business days after demand of Buyer (the “Payment Date”), equal to the portion of the Claim Amount subject to the Impairment multiplied by the Purchase Rate (set forth on Exhibit A hereto), plus interest thereon at ten per cent (10%) per annum from the date hereof to the date of payment (the “Repurchase Price”), provided, however, that such a demand by Buyer shall not be deemed an election of remedies or any limitation on any other rights that Buyer may have hereunder or under applicable law.
8.Security Agreement. It is the intention of the parties hereto that the transactions contemplated by and subject to this Agreement, shall constitute and shall be treated as, a sale of the Transferred Interests, and a purchase thereof by Buyer, and not a loan for all purposes. If, notwithstanding such intention, the conveyance of the Transferred Interests from any Seller to Buyer shall be recharacterized as a loan and not a sale and purchase, it is the intention of the parties hereto that (i) such loan shall be deemed a secured loan and (ii) this Agreement shall constitute a security agreement under applicable law, and that each Seller shall be deemed to have granted to Buyer, and each Seller hereby grants to Buyer, a first priority security interest in all of each Seller’s right, title and interest in, to and under the Transferred Interests now owned or at any time hereafter acquired by each Seller in the Transferred Interests or in which each Seller now has or at any time in the future may acquire any right, title or interest to the Tax Refund Claim and the proceeds thereof (collectively, the “Collateral”), free and clear of all claims, to secure the prompt and complete payment or performance in full when due, of all obligations of each Seller to Buyer under this Agreement. Each Seller hereby irrevocably authorizes Buyer at any time and from time to time to file in any file office in any jurisdiction that Buyer deems advisable (a) any Uniform Commercial Code financing statement providing the name of each Seller as debtor, Buyer, as a secured party and indicating the Collateral as collateral covered by a financing statement and (b) any other notice, filing or other document that Buyer deems necessary or advisable to perfect or protect the security interest or to maintain its first priority. To further ensure Buyer’s first priority security interest in the Transferred Interests, each Seller shall have its creditor, WhiteHawk Capital Partners LP, pursuant to that certain Loan and Security Agreement, dated as of August 8, 2022 (the “Loan Agreement”), execute a lien carveout letter in substantially the same form as that attached as Exhibit F. Upon completion of performance of the obligations imposed upon each Seller by this Agreement, including but not limited to payment in full to Buyer of all Distributions or such other payments due to Buyer hereunder, Buyer will make all filings and undertake all actions necessary and/or appropriate to release the Collateral and terminate financing statements provided for herein.
9.Further Transfers. No Seller may assign or delegate all or any portion of its Transferred Interests or any of its obligations in respect of the Tax Refund Claim, the Transferred Interests, this Agreement, its rights under this Agreement, or any interest in any of the foregoing without the prior written consent of Buyer. Buyer may sell and grant a sub-participation interest in the Transferred Interests at any time without the prior written consent of any Seller.
10.Confidentiality. Buyer and each Seller agree that, without the prior consent of the other party, it shall not disclose the contents of this Agreement to any entity, except that any party may make any such disclosure (a) as required to implement or enforce this Agreement, (b) if required to

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do so by any law, court, regulation, subpoena or other legal process, (c) to any governmental authority or self-regulatory entity having or asserting jurisdiction over it, (d) if its attorneys advise it that it has a legal obligation to do so or that failure to do so may result in it incurring a liability to any other entity or sanctions that may be imposed by any governmental authority or (e) to its affiliates, and to its and their directors, officers, employees, agents, professional advisors (including counsel) and auditors. This shall be a continuing obligation of each of the parties hereto, and shall survive the closing of the purchase and sale of the Transferred Interests. Notwithstanding the foregoing, Buyer may disclose this Agreement (with purchase price and purchase rate redacted) to any potential assignee, transferee or sub-participant, so long as such assignee, transferee or sub-participant is bound by a confidentiality obligation that is at least as restrictive as the terms of this Section 10.
11.Expenses. Each Seller shall be responsible for and pay any and all costs or expenses incurred or owing in connection with the preparation or filing of the Tax Refund Claim. Each of Buyer and Sellers shall bear its own costs and expenses, including legal fees, in connection with the preparation and execution of this Agreement.
12.Survival; Jurisdiction. All representations, warranties, covenants and agreements contained herein shall survive the execution, delivery and performance of this Agreement. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Southern District of New York, or, only in the event that the United States District Court for the Southern District of New York determines that it does not have jurisdiction over such action or proceeding arising out of or relating to this Agreement, any court of the State of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined to the extent permitted by law, in such Federal court, or such state court, if applicable.
13.Further Assurances. ………………………………………………...Each Seller shall maintain current, accurate and complete books and records regarding the Tax Refund Claim and shall make such books and records available for Buyer’s inspection upon reasonable prior notice.
14.Time of Essence. Time is of the essence for the performance of all obligations in this Agreement.
15.Severability. If any provision of this Agreement is partially or completely invalid or unenforceable in any jurisdiction, then that provision shall be invalid or unenforceable in that jurisdiction to the extent of its invalidity or unenforceability, but the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall be construed and enforced as if that invalid or unenforceable provision were omitted, nor shall the invalidity or unenforceability of that provision in one jurisdiction affect its validity or enforceability in any other jurisdiction.
16.Successors and Assigns. This Agreement and any of the rights and obligations set forth herein shall inure to the benefit of each Seller and Buyer and their permitted successors and assigns and shall be binding upon and enforceable against Buyer and each of the Sellers and their permitted successors and assigns. This Agreement is solely for the benefit of each of the Sellers and Buyer and their permitted successors and assigns and nothing contained herein shall be deemed to confer upon anyone other than each Seller and Buyer and their permitted successors and assigns any right to insist upon or enforce the performance or observance of any of the rights and obligations set forth herein. Section 6 of this Agreement is binding upon the Guarantor and any of its heirs, personal representatives, successors and assigns.

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17.Governing Law. THIS AGREEMENT AND ALL MATTERS ARISING HEREUNDER OR IN CONNECTION WITH THE TRANSACTIONS AND SUBJECT MATTER DESCRIBED IN THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES WHICH MAY REQUIRE OR PERMIT THE APPLICATION OF ANOTHER JURISDICTION’S LAW.
18.Buyer’s Remedies. Buyer may proceed to protect and enforce any or all of its rights under this Agreement by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Agreement or otherwise, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by each Seller or Guarantor. Each and every remedy of Buyer shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.
19.Entire Agreement. This Agreement (and the Exhibits hereto) constitute the entire agreement of the Parties with respect to the Transferred Interests and supersede all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, representations and warranties in respect thereof, all of which have become merged and finally integrated into this Agreement.
20.Counterparts; Delivery by Email. This Agreement may be executed in multiple counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Transmission by email of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Agreement shall be deemed to be a duplicate original.
[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement by its duly authorized representative on the date first written above.
        WAREHOUSE GOODS LLC

By:    /s/ Craig Snyder
Name: Craig Snyder
Title: CEO

KIM INTERNATIONAL LLC

By:    /s/ Lana Reeve
Name: Lana Reeve
Title: Chief Financial and Legal Officer

____________________________
By:
Name:
    Title:
GUARANTOR:
GREENLANE HOLDINGS, INC.

/s/ Craig Snyder ____________________________
Name: Craig Snyder
Title: CEO

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